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                                                                    EXHIBIT 10.4

                          AMENDMENT NUMBER THREE TO THE
                PENSION PLAN OF REMINGTON OIL AND GAS CORPORATION

         WHEREAS, Remington Oil and Gas Corporation (the "Corporation"), maintains the Pension Plan of Remington Oil and Gas Corporation, as amended and restated (the "Plan"), generally effective as of January 1, 2000 ; and

         WHEREAS, the Corporation has determined that the Plan should be amended to incorporate revised mortality tables required by the Internal Revenue Service;

         NOW, THEREFORE, the Plan shall be, and hereby is, amended as follows:

         1. Subparagraph (v) of Section 2.01(c) is hereby amended as follows, effective December 31, 2002:

                  (v) For purposes of subparagraph (iii), the "applicable mortality table" is the table or factors established by the Commissioner of Internal Revenue and set forth in Rev. Rul. 2001-62, 2001-2 C.B. 632, and any successor thereto if the Annuity Starting Date is on or after December 31, 2002. For distributions with Annuity Starting Dates before December 31, 2002, the Applicable Mortality Table used for purposes of this paragraph is the table prescribed in Rev. Rul. 95-6, 1995-1 C.B. 80.


         IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed this 16th day of December, 2002.

                                     REMINGTON OIL AND GAS CORPORATION


                                     By: /s/ James A. Watt
                                        ----------------------------------------
                                     Title: President
                                           -------------------------------------